Table of Contents

      USAA Family of Funds                             1
      Message from the President                       2
      Investment Review                                4
      Message from the Manager                         5
      Financial Information:
         Distributions to Shareholders                 7
         Independent Auditors' Report                  8
         Portfolio of Investments                      9
         Notes to Portfolio of Investments            13
         Statement of Assets and Liabilities          14
         Statement of Operations                      15
         Statements of Changes in Net Assets          16
         Notes to Financial Statements                17



Important Information

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are "streamlined." One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

            USAA Investment Management Company
            Attn: Report Mail
            9800 Fredericksburg Road
            San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Income Fund, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (Copyright)1998, USAA. All rights reserved.










USAA Family of Funds Summary

         Fund                                             Minimum
       Type/Name                     Volatility          Investment*
       ---------                     ----------          ----------

 CAPITAL APPRECIATION
===============================================================================
 Aggressive Growth                 Very high               $3,000
 Emerging Markets(1)               Very high               $3,000
 First Start Growth                Moderate to high        $3,000
 Gold(1)                           Very high               $3,000
 Growth                            Moderate to high        $3,000
 Growth & Income                   Moderate                $3,000
 International(1)                  Moderate to high        $3,000
 S&P 500 (Registered Trademark)
   Index(2)                        Moderate                $3,000
 Science & Technology(5)           Very high               $3,000
 World Growth(1)                   Moderate to high        $3,000

 ASSET ALLOCATION
===============================================================================
 Balanced Strategy(1)              Moderate                $3,000
 Cornerstone Strategy(1)           Moderate                $3,000
 Growth and Tax
  Strategy(3)                      Moderate                $3,000
 Growth Strategy(1)                Moderate to high        $3,000
 Income Strategy                   Low to moderate         $3,000

 INCOME - TAXABLE
===============================================================================
 GNMA                              Low to moderate         $3,000
 Income                            Moderate                $3,000
 Income Stock                      Moderate                $3,000
 Short-Term Bond                   Low                     $3,000

 INCOME - TAX EXEMPT
===============================================================================
 Long-Term(3)                      Moderate                $3,000
 Intermediate-Term(3)              Low to moderate         $3,000
 Short-Term(3)                     Low                     $3,000
 State Bond Income(3)**            Moderate                $3,000

 MONEY MARKET
===============================================================================
 Money Market(4)                   Very low                $3,000
 Tax Exempt
  Money Market(3),(4)              Very low                $3,000
 Treasury Money
  Market Trust(4)                  Very low                $3,000
 State Money Market(3),(4)**       Very low                $3,000

(1) Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

(2) S&P 500 (Registered Trademark) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. The Product is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Product.

(3) Some income may be subject to state or local taxes or the federal alternative minimum tax.

(4) An investment in a money market fund is neither insured nor guaranteed by the U.S. Government, and there is no assurance that any of the funds will be able to maintain a stable net asset value of $1 per share.

(5) This Fund may be more volatile than a fund that diversifies across many industries.

 * The InveStart (Registered Trademark) program is available for investors without the $3,000 initial investment required to open an IMCO mutual fund account. A mutual fund account can be opened with no initial investment if you elect to have monthly automatic investments of at least $50 from a bank account. InveStart is not available on tax-exempt funds or the S&P 500 Index Fund. The minimum initial investment for IRAs is $250, except for the $2,000 minimum required for the S&P 500 Index Fund. IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax exempt.

** California, Florida, New York, Texas, and Virginia funds available to residents only.

Non-deposit investment products are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, and are subject to investment risks, and may lose value.

For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.










Message from the President

On June 14, 1998, my wife attended a baby shower given for her daughter, Andrea. That evening, in addition to many nice gifts, Andrea had another surprise, a new baby boy, James Kade Broyles. James was our fourth grandchild to receive an Investart(Registered Trademark) account. His account is in the USAA Growth & Income Fund. These accounts point up at this time some things I have long believed.

[Photograph of Michael J. C. Roth, CFA, President and Vice Chairman of the Board appears here]

Shortly after we opened James' account, the stock market began to feel the effects of long-simmering problems. There was the Asian crisis, Russia in turmoil, a worsening trade deficit, and very high stock valuations. Suddenly, the mood changed. There were several days of market drops well over 100 points on the Dow. The August 8 edition of The Economist has a picture of a bear on the cover under the caption "Grin and bear it." So, how do we feel about the four InveStart accounts? We feel just fine!

The reason is that we have a match between our objective and our risk tolerance. These accounts are aimed at events 15 to 17 years from now, college for four grandchildren. We are certain that between then and now, the market will fluctuate. I think we're better off to keep adding to the InveStart accounts, because I believe the risk and potential reward are in harmony.

Whatever your investment situation, I believe it is possible to achieve this kind of match between risk and potential reward that can help you with your investment program.

Sincerely,

Michael J.C. Roth, CFA
President and
Vice Chairman of the Board


Past performance is no guarantee of future results.

A systematic plan, such as Investart, does not assure a profit or protect against loss in declining markets.

For more information about mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call for a prospectus. Read it carefully before investing.









Investment Review

USAA INCOME FUND

OBJECTIVE: Maximum current income without undue risk to principal.

TYPES OF INVESTMENTS: Income-producing securities selected for their high yields relative to the risk involved.

--------------------------------------------------------------------------------
                                           7/31/97              7/31/98
--------------------------------------------------------------------------------
  Net Assets                           $1,663.0 Million     $1,751.6 Million
  Net Asset Value Per Share                 $12.54               $12.88
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/98
--------------------------------------------------------------------------------
         1 Year                    5 Years                    10 Years
          9.72%                     7.02%                       9.90%
--------------------------------------------------------------------------------


Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested income dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.







CUMULATIVE PERFORMANCE COMPARISON

A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA Income Fund, the Lipper Corporate Debt A Rated Average, and the Lehman Brothers Aggregate Bond Index for the period of 07/31/88 through 07/31/98. The data points from the graph are as follows:


               USAA Income         Lipper Corp. Debt         Lehman Brothers
                  Fund             A Rated Average         Aggregate Bond Index
              -------------        -------------------     ---------------------

07/88            $10,000                   $10,000                    $10,000
12/88             10,376                    10,340                     10,331
06/89             11,381                    11,219                     11,281
12/89             12,067                    11,640                     11,832
06/90             12,277                    11,868                     12,167
12/90             12,994                    12,425                     12,892
06/91             13,685                    13,031                     13,469
12/91             15,510                    14,584                     14,955
06/92             15,860                    14,979                     15,360
12/92             16,808                    15,729                     16,062
06/93             18,129                    17,025                     17,170
12/93             18,477                    17,566                     17,628
06/94             17,178                    16,655                     16,946
12/94             17,513                    16,748                     17,114
06/95             19,766                    18,750                     19,073
12/95             21,798                    20,042                     20,276
06/96             20,977                    19,595                     20,030
12/96             22,088                    20,584                     21,012
06/97             22,699                    21,173                     21,662
12/97             24,529                    22,561                     23,041
06/98             25,605                    23,445                     23,946
07/98             25,693                    23,444                     23,996

Data from 7/31/88 through 7/31/98

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Income Fund to the broad-based Lehman Brothers Aggregate Bond Index and the Lipper Corporate Debt A Rated Average. The Lehman Brothers Aggregate Bond Index is an unmanaged index made up of the government/corporate index, the mortgage-backed securities index, and the asset-backed securities index. The Lipper Corporate Debt A Rated Average is the average performance level of all corporate debt funds A rated, as reported by Lipper Analytical Services,Inc., an independent organization that monitors the performance of mutual funds.










Message from the Manager

[Photograph of Portfolio Manager, John W. Saunders, Jr., CFA, appears here]

MARKET CONDITIONS AND PERFORMANCE
We stated in our last semiannual report, for the six months ending January 31, 1998, that the potential for rising interest rates appeared to be low. From a yield of 5.80% on January 30, 1998, the 30 year U.S. Treasury bond(1) traded in a relatively tight range of one-half percent reaching a high yield of 6.07% on April 29, 1998, a new low yield of 5.57% on June 15, 1998, and finished this reporting period at a yield of 5.71% as shown on the chart below. For the past six months, we have seen the lowest volatility in bond prices (most stable interest rates) since 1979. The Income Fund continued to perform well in this environment. For the 1-year period ending July 31, 1998, your Fund's total return of 9.72% ranked 5 out of 147 funds by Lipper in the Corporate Debt A-Rated Bond Fund category in which the Fund's performance is measured.(2) The average return for all funds in the category was 7.04%.


30-YEAR U.S. TREASURY BOND YIELD
A chart in the form of a line graph appears here, illustrating the performance of a 30-year U.S. Treasury Bond Yield for the period 01/30/98 through 07/31/98. The data points from the graph are as follows:

01/30/98          5.80%
02/16/98          5.85%
02/27/98          5.92%
03/16/98          5.86%
03/31/98          5.93%
04/15/98          5.88%
04/30/98          5.95%
05/15/98          5.97%
05/29/98          5.80%
06/15/98          5.57%
06/30/98          5.63%
07/15/98          5.71%
07/31/98          5.71%

(1) The 30-year U.S. Treasury Bond is generally considered the benchmark for U.S. long-term interest rates.
(2) For the 5- and 10- year periods ending July 31, 1998, the Fund ranked 9 out of 68 and 3 out of 36 funds in the Corporate Debt-A Rated Bond Fund category respectively. Returns for the 1-, 5-, and 10-year periods ending July 31, 1998, respectively, are listed on page 4. Fund rankings awarded by Lipper Analytical Services, Inc., are based on total returns.

PORTFOLIO AND OUTLOOK
The Federal Reserve continues a steady course of no change in the "Fed Funds," or interbank lending rate, which is its main signal for monetary policy. Inflation continues in a downtrend. Asian economic problems are deepening, especially in Japan. The dollar is firm. All of these factors support low U.S. interest rates. However, interest rates may be at a low level which cannot be sustained. The deepening problems in Asia could cause some selling of U.S. securities (bonds and stocks) by holders in that region to repatriate funds needed at home. Also, the U.S. economy continues to do well with only faint signs of potential slowing. In the current bond market, there is very little pick up in yield as bond maturities extend from two years out to thirty years. This is referred to as a "flat yield curve." In this environment, we are not being paid to invest in long term bonds. Therefore, we have recently shifted some of the long U.S. Treasury bonds into two to three year maturity corporate and U.S. Government Agency bonds to take advantage of their high relative yields with very low price volatility. As of July 31, 1998, the Fund's portfolio mix as percentages of net assets was 14.8% U.S. Treasury bonds, 8.6% U.S. Government Agency bonds, 48.1% agency mortgage pass-through securities, 18.9% corporate bonds, 8.6% preferred stocks, and 0.1% in commercial paper. We were able to maintain our 7(cent) per share dividend each month in this past fiscal year. Although past performance is no guarantee of future returns, maintaining a stable monthly dividend to shareholders is a high priority in managing this fund. We continue to seek a high level of income for the Fund to enhance the compounding of potential returns that accrue through reinvestment of income.

-------------------------------------------------------------
                    TOP 10 SECURITIES
                    (% OF NET ASSETS)
-------------------------------------------------------------
                           Coupon Rate %     % of Net Assets
                           ----------------------------------
U.S. Treasury Bond              7.875             14.8
Federal Home Loan Bank          5.575              6.3
GNMA                            7.50               2.7
GNMA                            7.50               2.4
FNMA MIN                        5.65               2.3
GNMA                            7.50               2.3
GNMA                            7.50               2.0
FNMA                            7.00               1.5
Household Finance               7.25               1.2
FNMA                            7.50               1.2
-------------------------------------------------------------

See page 9 for a complete listing of the Portfolio of Investments.










Distributions to Shareholders

The following per share information describes the federal tax treatment of distributions made during the fiscal year ended July 31, 1998. These figures are provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Distributions for the calendar year will be reported to you on Form 1099-DIV in January 1999.

                     Ordinary income                $ .84 *
                                                    ======

2.64% of ordinary income distributions qualify for deduction by corporations.

* Includes distribution of short-term capital gains, if any, which are taxable as ordinary income.









Independent Auditors' Report

The Shareholders and Board of Directors

USAA INCOME FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of the USAA Income Fund, a portfolio of USAA Mutual Fund, Inc., as of July 31, 1998 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights, presented in note 7 to the financial statements, for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

We believe that our audits provide a reasonable basis for our opinion. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Income Fund as of July 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with generally accepted accounting principles.

                                   KPMG Peat Marwick LLP

San Antonio, Texas
September 4, 1998











USAA INCOME FUND
PORTFOLIO OF INVESTMENTS

July 31, 1998

                                                                                      Market
  Number                                                                              Value
of Shares                   Security                                                  (000)
------------------------------------------------------------------------------------------------
                             PREFERRED STOCKS (8.6%)

   57,846   Archstone Communities Trust depositary shares "B",
              9.00% cumulative redeemable                                            $   1,475
  421,240   Avalon Bay Communities, Inc. "D", 8.00% cumulative redeemable               10,268
  483,800   Avalon Bay Communities, Inc. "C", 8.50% cumulative redeemable               12,276
  103,107   Avalon Bay Communities, Inc. "F", 9.00% cumulative redeemable                2,649
  444,526   Avalon Bay Communities, Inc. "G", 8.96% cumulative redeemable               11,419
  211,268   Duke Realty Investments, Inc. depositary shares "A",
              9.10% cumulative redeemable                                                5,546
  332,655   Equity Office Properties Trust depositary shares "A",
              8.98% cumulative redeemable                                                8,815
   40,000   Equity Residential Properties Trust depositary shares "B",
              9.125%  cumulative  redeemable                                             1,048
  575,000   Equity  Residential Properties Trust depositary shares "C",
              9.125% cumulative redeemable                                              15,130
  115,300   Equity Residential Properties Trust depositary shares "F",
              9.65% cumulative redeemable                                                2,991
  452,600   First Industrial Realty Trust, Inc. depositary shares "B",
              8.75% cumulative redeemable                                               11,315
  412,000   Gables Residential Trust "A", 8.30% cumulative redeemable                   10,171
  142,500   Merry Land and Investments Co., Inc. "D", 8.29% cumulative redeemable        7,472
  250,000   Post Properties, Inc. "A", 8.50% cumulative redeemable                      13,469
   46,060   Prologis Trust, Inc. "A", 9.40% cumulative redeemable                        1,189
  338,500   Prologis Trust, Inc. "C", 8.54% cumulative redeemable                       18,575
  200,000   Shurgard Storage Centers, Inc. "B", 8.80% cumulative redeemable              5,237
  400,000   United Dominion Realty Trust, Inc. "B", 8.60% cumulative redeemable         10,625
   46,075   United Dominion Realty Trust, Inc. depositary shares "A",
              9.25% cumulative redeemable                                                1,172
                                                                                      ----------
            Total preferred stocks (cost: $146,902)                                    150,842
                                                                                      ==========

                          CORPORATE OBLIGATIONS (18.9%)

  Principal                                                                           Market
   Amount                                                     Coupon                  Value
   (000)              Security                                 Rate       Maturity    (000)
------------------------------------------------------------------------------------------------
$   9,000   Aluminum Co. of America, Notes                     5.75%      2/01/01    $   8,969
    1,500   American General Finance Corp., Senior Notes       5.88       7/01/00        1,497
   15,000   American General Finance Corp., Senior Notes       5.88       7/15/01       14,950
   10,000   Associates Corp. of North America, Senior Notes    5.90       6/23/00        9,999
   15,000   Avco Financial Services, Inc., Senior Notes        6.00       8/15/02       14,972
    5,000   Caliber Systems, Inc., Notes                       7.80       8/01/06        5,411
   10,000   Caterpillar Financial Services Corp., MTN          5.83      10/16/00        9,991
   15,000   Chase Manhattan Corp., Subordinated Notes          7.13       2/01/07       15,772
   14,000   Chrysler Financial Corp., MTN                      6.05       3/06/01       14,031
   10,000   Comdisco, Inc., MTN, Series G                      6.02       6/26/00        9,998
    4,900   Consolidated Rail Corp., Debentures                9.75       6/15/20        6,498
   15,000   First Union Corp., Subordinated Notes              7.50       7/15/06       16,118
    4,875   Ford Motor Credit Corp., MTN                       5.99       2/27/01        4,876
   10,000   General Electric Capital Corp.,
              Global MTN, Series A                             5.72       7/16/01        9,984
   10,000   General Electric Credit Corp., MTN                 5.73       6/19/00        9,992
   11,560   General Motors Acceptance Corp., Notes             5.95       4/20/01       11,537
   15,000   Heller Financial, Inc., MTN                        5.93       7/24/00       14,946
   20,000   Household Finance Corp., Notes                     7.25       5/15/06       21,068
   20,000   IBM Corp., MTN                                     5.76       7/10/00       19,989
   15,000   John Deere Capital Corp., MTN                      5.75       7/13/00       14,971
   10,000   Mellon Financial Co., Senior Notes                 6.30       6/01/00       10,076
   10,000   Nationsbank Charlotte NC, N.A., Notes              5.86       5/26/00        9,974
    6,500   Provident Bank, Bank Notes                         6.13      12/15/00        6,494
   10,000   Province of Quebec, Debentures                     6.50       1/17/06       10,152
   15,000   Province of Quebec, Global Debentures              7.00       1/30/07       15,740
   18,000   Wal-Mart Stores, Inc., Notes,
              6/01/00 mandatory put                            5.85       6/01/18       18,020
   15,000   Waste Management, Inc., Notes                      7.00      10/15/06       15,457
    9,000   Wells Fargo & Co., Subordinated Notes              6.88       4/01/06        9,338
                                                                                      ----------
            Total corporate obligations (cost: $320,768)                                330,820
                                                                                      ----------


                     U.S. GOVERNMENT & AGENCY ISSUES (71.5%)

            Federal Home Loan Bank Bond (6.3%)
  110,000   5.575%, 6/22/00                                                             109,805
                                                                                      ----------
            Federal National Mortgage Assn. (14.4%)
   65,719   7.00%, 9/01/22 - 9/01/23                                                     66,917
  149,127   7.50%, 2/01/22 - 2/01/23                                                    153,542
   30,845   8.00%, 5/01/21 - 12/01/22                                                    32,079
                                                                                      ----------
                                                                                        252,538
                                                                                      ----------

            Federal National Mortgage Assn., MTN (2.3%)
   40,000   5.65%, 6/12/00                                                               39,971
                                                                                      ----------
            Government National Mortgage Assn. (33.7%)
   72,726   6.50%, 6/15/23 - 4/15/26                                                     72,876
   85,210   7.00%, 5/15/23 - 3/15/26                                                     86,797
  376,586   7.50%, 9/15/22 - 5/15/27                                                    388,321
   40,346   8.00%, 3/15/22 - 5/15/24                                                     42,001
                                                                                      ----------
                                                                                        589,995
                                                                                      ----------
            U.S. Treasury Bonds (14.8%)
  206,444   7.875%, 2/15/21                                                             259,281
                                                                                      ----------
            Total U.S. government & agency issues
              (cost: $1,191,103)                                                      1,251,590
                                                                                      ----------
                                SHORT-TERM (0.1%)
            Commercial Paper
    2,018   Prudential Funding Corp., 5.56%, 8/03/98,
              (cost: $2,017)                                                              2,017
                                                                                     -----------
               Total investments (cost: $1,660,790)                                  $1,735,269
                                                                                     ===========


                PORTFOLIO SUMMARY BY INDUSTRY
                -----------------------------
        U.S. Government                      71.5%
        Real Estate Investment Trusts         8.6
        Finance - Consumer                    4.4
        Banks - Money Center                  2.4
        Finance - Diversified                 2.4
        Banks - Major Regional                1.5
        Foreign Government                    1.5
        Machinery - Diversified               1.4
        Computer - Hardware                   1.1
        Retail - General Merchandising        1.0
        Other                                 3.3
                                             -----
        Total                                99.1%
                                             =====







USAA INCOME FUND
NOTES TO PORTFOLIO OF INVESTMENTS

July 31, 1998

GENERAL NOTES
Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.


PORTFOLIO DESCRIPTION ABBREVIATIONS
     MTN    Medium-Term Note


See accompanying notes to financial statements.








USAA INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

July 31, 1998

ASSETS
   Investments in securities, at market value
    (identified cost of $1,660,790)                                 $ 1,735,269
   Cash                                                                     337
   Receivables:
      Capital shares sold                                                   412
      Dividends and interest                                             17,408
                                                                    ------------
         Total assets                                                 1,753,426
                                                                    ------------
LIABILITIES
   Capital shares redeemed                                                1,200
   USAA Investment Management Company                                       357
   USAA Transfer Agency Company                                             139
   Accounts payable and accrued expenses                                    156
                                                                    ------------
         Total liabilities                                                1,852
                                                                    ------------
            Net assets applicable to capital shares outstanding     $ 1,751,574
                                                                    ============
REPRESENTED BY:
   Paid-in capital                                                  $ 1,656,342
   Accumulated undistributed net investment income                          663
   Accumulated net realized gain on investments                          20,090
   Net unrealized appreciation of investments                            74,479
                                                                    ------------
            Net assets applicable to capital shares outstanding     $ 1,751,574
                                                                    ============
   Capital shares outstanding                                           135,993
                                                                    ============
   Authorized shares of $.01 par value                                  270,000
                                                                    ============
   Net asset value, redemption price, and offering price per share  $     12.88
                                                                    ============

See accompanying notes to financial statements.








USAA INCOME FUND
STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended July 31, 1998

Net investment income:
   Income:
      Dividends                                                     $    13,198
      Interest                                                          106,536
                                                                    ------------
         Total income                                                   119,734
                                                                    ------------
   Expenses:
      Management fees                                                     4,108
      Transfer agent's fees                                               1,769
      Custodian's fees                                                      236
      Postage                                                               122
      Shareholder reporting fees                                             67
      Directors' fees                                                         4
      Registration fees                                                      53
      Professional fees                                                      35
      Other                                                                  30
                                                                    ------------
         Total expenses                                                   6,424
                                                                    ------------
            Net investment income                                       113,310
                                                                    ------------
Net realized and unrealized gain on investments:
   Net realized gain                                                     31,778
   Change in net unrealized appreciation/depreciation                    14,142
                                                                    ------------
            Net realized and unrealized gain                             45,920
                                                                    ------------
Increase in net assets resulting from operations                    $   159,230
                                                                    ============

See accompanying notes to financial  statements.








USAA INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended July 31,

                                                          1998           1997
                                                     ---------------------------
From operations:
   Net investment income                             $  113,310      $  114,449
   Net realized gain (loss) on investments               31,778          (7,337)
   Change in net unrealized appreciation/
     depreciation of investments                         14,142          87,179
                                                     ---------------------------
     Increase in net assets resulting from
       operations                                       159,230         194,291
                                                     ---------------------------
Distributions to shareholders from:
   Net investment income                               (112,714)       (114,688)
                                                     ---------------------------
From capital share transactions:
   Proceeds from shares sold                            192,405         114,260
   Shares issued for dividends reinvested                91,639          93,216
   Cost of shares redeemed                             (241,967)       (361,404)
                                                     ---------------------------
      Increase (decrease) in net assets from
        capital share transactions                       42,077        (153,928)
                                                     ---------------------------
Net increase (decrease) in net assets                    88,593         (74,325)
Net assets:
   Beginning of period                                1,662,981       1,737,306
                                                     ---------------------------
   End of period                                     $1,751,574      $1,662,981
                                                     ===========================
Undistributed net investment income included
   in net assets:
     End of period                                   $      663      $       62
                                                     ===========================
Change in shares outstanding:
   Shares sold                                           15,116           9,339
   Shares issued for dividends reinvested                 7,216           7,653
   Shares redeemed                                      (18,992)        (29,529)
                                                     ---------------------------
      Increase (decrease) in shares outstanding           3,340         (12,537)
                                                     ===========================

See  accompanying notes to financial statements.









USAA INCOME FUND
NOTES TO FINANCIAL STATEMENTS

July 31, 1998

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
USAA MUTUAL FUND, INC. (the Company), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of ten separate funds. The information presented in this annual report pertains only to the USAA Income Fund (the Fund). The Fund's investment objective is maximum current income without undue risk to principal. USAA Investment Management Company (the Manager) seeks to achieve this objective by investing the Fund's assets primarily in securities that have high yields relative to the risk involved.

A. Security valuation - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Debt and government securities are valued each business day by a pricing service (the Service) approved by the Fund's Board of Directors. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgement, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions.

2. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange.

3. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

4. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value.

5. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Directors.

B. Federal taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required. As a result of certain permanent differences between book and tax basis accounting, reclassifications have been made on the statement of assets and liabilities to decrease paid-in-capital by $7,000, increase accumulated undistributed net investment income by $5,000, and increase accumulated net realized gain on investments by $2,000.

C. Investments in securities - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Discounts and premiums on short-term securities are amortized over the life of the respective securities. Amortization of market discounts on long-term securities is recognized as interest income upon disposition of the security to the extent there is a gain on disposition.

D. Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.


(2) LINES OF CREDIT
The Fund participates with other USAA funds in two joint short-term revolving loan agreements totaling $850 million, one with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($750 million uncommitted), and one with NationsBank of Texas, N.A. ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under its agreement with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with NationsBank, the Fund may borrow from NationsBank an amount which, when added to outstanding borrowings under the CAPCO agreement, does not exceed 25% of the Fund's total assets at NationsBank's borrowing rate plus a markup. The Fund had no borrowings under either of these agreements during the year ended July 31, 1998.


(3) DISTRIBUTIONS
Distributions of net investment income are made monthly. Distributions of realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.


(4) INVESTMENT TRANSACTIONS
Cost of purchases and proceeds from sales of securities, excluding short-term securities, for the year ended July 31, 1998 were $845.2 million and $802.9 million, respectively.

Gross unrealized appreciation and depreciation of investments as of July 31, 1998 was $78.9 million and $4.4 million, respectively.


(5) TRANSACTIONS WITH MANAGER
A. Management fees - The investment policies of the Fund and management of the Fund's portfolio are carried out by USAA Investment Management Company. The Fund's management fees are computed at .24% of its annual average net assets.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $26 per shareholder account plus out-of-pocket expenses.

C. Underwriting services - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best efforts basis. The Manager receives no commissions or fees for this service.

D. Brokerage services - USAA Brokerage Services, a discount brokerage service of the Manager, may execute portfolio transactions for the Fund. The amount of brokerage commissions paid to USAA Brokerage Services during the year ended July 31, 1998 was $19,000.


(6) TRANSACTIONS WITH AFFILIATES
USAA Investment Management Company is indirectly wholly owned by United Services Automobile Association (the Association), a large, diversified financial services institution. At July 31, 1998, the Association and its affiliates (including related employee benefit plans) owned 23.8 million shares (17.5%) of the Fund.

Certain directors and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated directors or Fund officers received compensation from the Fund.


(7) FINANCIAL HIGHLIGHTS
Per share operating performance for a share outstanding throughout each period is as follows:

                                                                                Ten-Month
                                                                              Period Ended
                                        Year Ended July 31,                      July 31,
                          --------------------------------------------------------------------
                             1998         1997         1996         1995         1994
                          --------------------------------------------------------------------
Net asset value at
   beginning of period    $  12.54     $   11.97    $  12.11     $  11.67     $  13.28
Net investment income          .85           .83         .83          .84          .72
Net realized and
   unrealized gain (loss)      .33           .57        (.13)         .45        (1.30)
Distributions from net
   investment income          (.84)         (.83)       (.84)        (.85)        (.78)
Distributions of realized
   capital gains                --            --          --           --         (.25)
                          --------------------------------------------------------------------
Net asset value at
   end of period          $  12.88     $   12.54    $  11.97     $  12.11     $  11.67
                          ====================================================================
Total return (%) *            9.72         12.15        5.78        11.64        (4.52)
Net assets at
   end of period (000)  $1,751,574    $1,662,981  $1,737,306   $1,755,171   $1,718,934
Ratio of expenses to
   average net assets (%)      .38           .39         .40          .41          .41(a)
Ratio of net investment
   income to average net
   assets (%)                 6.62          6.76        6.64         7.27         6.98(a)
Portfolio turnover (%)       47.35(b)      57.50(b)    81.26(b)     30.86(b)     25.36(b)


* Assumes reinvestment of all dividend income and capital gain distributions during the period.
(a)Annualized.  The  ratio  is  not  necessarily  indicative  of  12  months  of operations.
(b)At  times,  the  Fund  has   simultaneously   purchased  and  sold  the  same
   securities. These transactions sometimes were high in volume and were dissimilar to other trade activity within the Fund. If these transactions were excluded from the calculation, the portfolio turnover rate would have been as follows:


                                                                     Ten-month
                                                                   Period Ended
                                      Year Ended July 31,            July 31,
                         -------------------------------------------------------
                           1998        1997        1996        1995       1994
                         -------------------------------------------------------
Portfolio turnover (%)     42.11       22.07       44.69        9.09      16.79
Purchases and sales
   of this type are
   as follows:
Purchases (000)          $88,811    $593,587    $648,396    $360,943   $155,322
Sales (000)              $88,915    $594,283    $649,193    $361,366   $155,497








DIRECTORS
Robert G. Davis, Chairman of the Board
Michael J.C. Roth, President and Vice Chairman of the Board
John W. Saunders, Jr., Vice President
Barbara B. Dreeben
Howard L. Freeman, Jr.
Robert L. Mason
Richard A. Zucker

INVESTMENT ADVISER, UNDERWRITER AND DISTRIBUTOR
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, Texas 78288

TRANSFER AGENT
USAA Shareholder Account Services
9800 Fredericksburg Road
San Antonio, Texas 78288

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL
Goodwin, Procter & Hoar LLP
Exchange Place
Boston, Massachusetts 02109

INDEPENDENT AUDITORS
KPMG Peat Marwick LLP
112 East Pecan, Suite 2400
San Antonio, Texas 78205

Telephone Assistance Hours
Call toll free - Central Time
Monday - Friday 8:00 a.m. to 8:00 p.m.
Saturdays 8:30 a.m. to 5:00 p.m.

For Additional Information On Mutual Funds
1-800-531-8181, (in San Antonio) 456-7211
For account servicing, exchanges or redemptions
1-800-531-8448, (in San Antonio) 456-7202

Recorded Mutual Fund Price Quotes
24-Hour Service (from any phone)
1-800-531-8066, (in San Antonio) 498-8066

Mutual Fund TouchLine(Registered Trademark)
(from Touchtone phones only)
For account balance, last transaction or fund prices
1-800-531-8777, (in San Antonio) 498-8777